                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934
         Date of Report (Date of earliest event report) April 10, 1998



                            CORPORATE EXPRESS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Colorado                         0-24642                84-0978360
-----------------------------          -------------         -------------------
 (State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)




                              1 Environmental Way
                             Broomfield, CO   80021
                             ----------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:   (303) 664-2000
                                                           ---------------

Item 5 - Other Events
--------------------


         The Registrant merged with Data Documents Incorporated ("DDI") effective November 26, 1997 in a transaction which was accounted for as a pooling of interests. During April 1998 the registrant completed a tender offer to repurchase 35,000,000 shares of its common stock. As a result of the stock repurchase, pursuant to Staff Accounting Bulletin No. 96, the accounting for the merger with DDI has been changed from a pooling of interests transaction to reflect the transaction as a purchase. Pro forma financial statements for the eleven months ended January 31, 1998 and the twelve months ended January 31, 1998 reflecting DDI as a purchase transaction are attached. The historical audited financial statements and unaudited interim financial statements for DDI were previously filed with the Registrant's Form S-4 (File No. 333-35559) on September 12, 1997. The Registrant's recently filed annual report on Form 10-K reflects the DDI merger as a purchase transaction.


                                       CORPORATE EXPRESS, INC. AND DATA DOCUMENTS, INC.
                                            PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                               ELEVEN MONTHS ENDED JANUARY 31, 1998
                                                           (Unaudited)
                                              (in thousands, except per share data)

                                                                                                       Corporate
                                              Corporate                                                 Express
                                               Express                         Data                       and
                                           Eleven Months                    Documents                Data Documents
                                               Ended                     270 Days Ended               Historical
                                         January 31, 1998 (1)          November 26, 1997 (2)           Combined
                                        ----------------------         ---------------------       ----------------
Net sales                               $            3,573,311         $             196,991       $      3,770,302
Cost of sales                                        2,733,308                       144,652              2,877,960
                                        ----------------------         ---------------------       ----------------
     Gross profit                                      840,003                        52,339                892,342

Warehouse operating and
selling expenses                                       605,243                        26,724                631,967
Corporate general and
admininstrative expenses                               105,055                         4,847                109,902
Merger and other
nonrecurring charges                                    14,890                             -                 14,890
                                        ----------------------         ---------------------       ----------------
     Operating profit                                  114,815                        20,768                135,583
Interest expense, net                                   38,115                         7,021                 45,136

Other income                                               842                             -                    842
                                        ----------------------         ---------------------       ----------------
     Income before income taxes                         77,542                        13,747                 91,289

Income tax expense                                      34,457                         5,774                 40,231
                                        ----------------------         ---------------------       ----------------
     Income before minority interest                    43,085                         7,973                 51,058

Minority interest                                        1,319                             -                  1,319
                                        ----------------------         ---------------------       ----------------
Income from
continuing operations                   $               44,404         $               7,973       $         52,377
                                        ======================         =====================       ================

Weighted average common  and common
     equivalent shares outstanding:
        Basic                                          131,423  (9)                   10,740  (10)
        Diluted                                        137,858  (9)                   11,018  (10)

Pro forma income from continuing
  operations per common share
        Basic                           $                 0.34         $                 .74
        Diluted                         $                 0.32         $                 .72


                                                  Corporate
                                                   Express
                                                    and
                                               Data Documents
                                                  Pro Forma           Pro Forma
                                                 Adjustments           Combined
                                              ----------------     ----------------
Net sales                                                           $    3,770,302
Cost of sales                                  $        1,063 (3)        2,879,023
                                              ----------------     ----------------
     Gross profit                                      (1,063)             891,279

Warehouse operating and
selling expenses                                          528 (4)          632,495
Corporate general and
admininstrative expenses                                2,446 (5)          112,348
Merger and other
nonrecurring charges                                   (4,490)(6)           10,400
                                              ----------------     ----------------
     Operating profit                                     453              136,036
Interest expense, net                                  (3,671)(7)           41,465

Other income                                                                  842
                                              ----------------     ----------------
     Income before income taxes                        4,124               95,413

Income tax expense                                       810 (8)           41,041
                                              ----------------     ----------------
     Income before minority interest                   3,314               54,372

Minority interest                                                           1,319
                                              ----------------     ----------------
      Income from continuing operations       $        3,314       $       55,691
                                              ================     ================


Weighted average common  and common
     equivalent shares outstanding:
        Basic                                         (2,142)(11)         140,021
        Diluted                                       (2,169)(11)         146,707

Pro forma income from continuing
  operations per common share
        Basic                                                      $         0.40
        Diluted                                                    $         0.38

 ---------------------------------------------------
  (1) Included in the Company's audited results for the eleven months ended January 31, 1998 are the DDI results from November 26, 1997 (the date DDI was acquired by the Company) to January 31, 1998.
  (2) Reflects the unaudited results of DDI for the period beginning March 1, 1997 and ending immediately prior to the acquisition of DDI by the Company.
  (3) To conform DDI inventory from a LIFO basis valuation to a FIFO basis valuation ($996,000) and to conform the accounting for spare parts to be consistent with the Company's accounting policies and to record additional depreciation related to the write-up of buildings to fair value.
  (4) To record additional depreciation related to the write-up of equipment to fair value.
  (5) To record amortization of goodwill related to the DDI acquisition over a 40 year period. Total goodwill in connection with the DDI acquisition of $130,438,000 includes transaction costs and other direct costs of such acquisition of $1,672,000 and purchase accounting adjustments of $8,659,000, net of related deferred taxes.
  (6) To adjust for the direct costs of the DDI acquisition. Such costs were paid by DDI subsequent to the acquisition.
  (7) To adjust for interest expense related to the revaluation of DDI debt to fair value.
  (8)   Tax effects of the pro forma adjustments.
  (9) Includes the weighted average common shares issued in connection with the DDI acqisition weighted from the acquisition date to January 31, 1998.
 (10)   Reflects stock issued as consideration for DDI at $15.63 per share.
 (11) To adjust for the DDI weighted average common shares already included in the eleven month share calculation.

               CORPORATE EXPRESS, INC. AND DATA DOCUMENTS, INC.
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED JANUARY 31, 1998
                                  (Unaudited)
                     (in thousands, except per share data)

                                                                                                                          Corporate
                                                                                           Corporate                        Express
                                       Corporate Express                                    Express                          and
                            ------------------------------------          Data                and                            Data
                               Eleven Months         One Month          Documents        Data Documents                   Documents
                                  Ended                Ended          298 Days Ended       Historical     Pro Forma       Pro Forma
                            January 31, 1998 (1)   March 1, 1997  November 26, 1997 (2)    Combined      Adjustments      Combined
                            ------------------------------------  ---------------------  --------------  -----------     -----------
Net sales                   $ 3,573,311               $  284,867   $             217,857 $    4,076,035                  $ 4,076,035

Cost of sales                 2,733,308                  212,387                 159,839      3,105,534  $     1,558 (3)   3,107,092
                            ------------------------------------   --------------------- --------------  -----------     -----------
        Gross profit            840,003                   72,480                  58,018        970,501       (1,558)        968,943

Warehouse operating and
 selling expenses               605,243                   54,203                  29,794        689,240          586 (4)     689,826
Corporate general and
 admininstrative expenses       105,055                    7,307                   5,501        117,863        2,717 (5)     120,580
Merger and other non-
 recurring charges               14,890                        -                       -         14,890       (4,490)(6)      10,400
                            ------------------------------------   --------------------- --------------  -----------     -----------
        Operating profit        114,815                   10,970                  22,723        148,508         (371)        148,137
Interest expense, net            38,115                    2,399                   7,827         48,341       (4,078)(7)      44,263

Other income                        842                       92                       -            934                          934
                            ------------------------------------   --------------------- --------------  -----------     -----------
        Income before
         income taxes            77,542                    8,663                  14,896        101,101        3,707         104,808

Income tax expense               34,457                    2,921                   6,256         43,634          754 (8)      44,388
                            ------------------------------------   --------------------- --------------  -----------     -----------
        Income before
         minority interest       43,085                    5,742                   8,640         57,467        2,953          60,420

Minority interest                 1,319                      546                       -          1,865                        1,865
                            ------------------------------------   --------------------- --------------  -----------     -----------
        Income from
         continuing
          operations        $    44,404               $    6,288   $               8,640 $       59,332  $     2,953     $    62,285
                            ====================================   ===================== ==============  ===========     ===========



Weighted average common
 and common equivalent
  shares outstanding:
        Basic                   131,423  (9)                (383)                 10,740 (10)                 (2,142)(11)    139,638
        Diluted                 137,858  (9)                (167)                 11,018 (10)                 (2,169)(11)    146,540


Pro forma income from continuing operations
  per common share
        Basic               $      0.34                            $                0.80                                 $      0.45
        Diluted             $      0.32                            $                0.78                                 $      0.43


---------------------------------------------------

  (1) Included in the Company's audited results for the eleven months ended January 31, 1998 are the DDI results from November 26, 1997 (the date DDI was acquired by the Company) to January 31, 1998.
  (2) Reflects the unaudited results of DDI for the period beginning February 2, 1997 and ending immediately prior to the acquisition of DDI by the Company.
  (3) To conform DDI inventory from a LIFO basis valuation to a FIFO basis valuation ($1,502,000) and to conform the accounting for spare parts to be consistent with the Company's accounting policies and to record additional depreciation related to the write-up of buildings to fair value.
  (4) To record additional depreciation related to the write-up of equipment to fair value.
  (5) To record amortization of goodwill related to the DDI acquisition over a 40 year period. Total goodwill in connection with the DDI acquisition of $130,438,000 includes transaction costs and other direct costs of such acquisition of $1,672,000 and purchase accounting adjustments of $8,659,000, net of related deferred taxes.
  (6) To adjust for the direct costs of the DDI acquisition. Such costs were paid by DDI subsequent to the acquisition.
  (7) To adjust for interest expense related to the revaluation of DDI debt to fair value.
  (8)   Tax effects of the pro forma adjustments.
  (9) Includes the weighted average common shares issued in connection with the DDI acqisition weighted from the acquisition date to January 31, 1998.
 (10)   Reflects stock issued as consideration for DDI at $15.63 per share.
 (11) To adjust for the DDI weighted average common shares already included in the eleven month share calculation.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CORPORATE EXPRESS, INC.
                                        (Registrant)



Date:  May 6, 1998                   /s/ Sam R. Leno
                                    -----------------------------------
                                    By:    Sam R. Leno
                                    Title: Chief Financial Officer and
                                           Executive Vice President



                                      -5-